                                                                   EXHIBIT 10.19

                               FIRST AMENDMENT OF
                                 LOAN AGREEMENT

     THIS FIRST AMENDMENT OF LOAN AGREEMENT ("Amendment") is made this 1st day of OCTOBER, 2004 by Summit Hotel Properties, LLC, a South Dakota limited liability company ("Borrower") and First National Bank of Omaha, a national banking association ("Bank") and amends that certain Loan Agreement dated July _____, 2004 between Borrower and Bank ("Loan Agreement").

     WHEREAS, pursuant to the Loan Agreement and the other Loan Documents, Bank extended to Borrower a Line of Credit in the maximum principal amount of $18,000,000.00 more fully described in the Loan Agreement;

     WHEREAS, Borrower desires to purchase 9.182 acres of land in Boise, Idaho located on Elder Street and East Sunrise Road and Elder Court, Elder Subdivision, Ada County, Idaho (the "Boise Land") to develop into multiple properties;

     WHEREAS, Borrower plans to sell portions of the Boise Land for development by unaffiliated entities (the "Development Tracts");

     WHEREAS, Borrower desires to obtain an Acquisition Advance in the approximate amount of $3,400,000.00 to finance the acquisition of the Boise Land; and

     WHEREAS, under the terms of this Amendment, Bank has agreed to advance an Acquisition Advance to Borrower to acquire the Boise Land.

     NOW, THEREFORE, in consideration of the amendments to the Loan Agreement provided for below, the mutual covenants herein and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

     1. Capitalized terms used herein shall have the meaning given to such terms in the Loan Agreement, unless specifically defined herein.

     2. Under the terms and conditions of this Amendment and conditioned upon the satisfaction of the conditions precedent thereto, Bank will make an Acquisition Advance to Borrower to acquire the Boise Land in an amount not to exceed the appraised value of the Boise Land (the "Boise Acquisition Advance"). The Boise Acquisition Advance shall be evidenced by a Term Note consistent with the provisions of Section 1.4 of the Loan Agreement and payable consistent with the provisions of Section 1.5 of the Loan Agreement; provided, however, that in the event that all or a portion of the Development Tracts are sold during the term of the Term Note evidencing the Boise Acquisition Advance, then Borrower shall apply and pay on such Term Note an amount equal to the pro rata portion that the appraised value of the Development Tract(s) sold bears to the appraised value of the Boise Land as a whole on the closing date of each such sale. Upon receipt of such proceeds, Bank shall release its deed of trust or mortgage on such Development Tract(s) sold.

     3. The Boise Acquisition Advance shall be secured by a first priority deed of trust or mortgage on the Boise Land pursuant to the terms of Section 2.1 of the Loan Agreement. In addition, Borrower shall comply with and satisfy all of the terms and conditions contained in

Section 7.3 of the Loan Agreement to the satisfaction of Bank before Bank shall be obligated to make or fund the Boise Acquisition Advance.

     4. Except as modified and amended herein, all other terms, provisions, conditions and obligations imposed under the terms of the Loan Agreement and the otlier Loan Documents shall remain in full force and effect and are hereby ratified and affirmed by Borrower. To the extent necessary, the other Loan Documents are hereby amended to be consistent with the terms of this Amendment.

     5. Borrower certifies and reaffirms by its execution hereof that the representations and warranties set forth in the Loan Agreement and the other Loan Documents are true as of this date, and that no Event of Default under the Loan Agreement or any other Loan Document, and no event which, with the giving of notices or passage of time or both, would become such an Event of Default, has occurred as of execution hereof.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date first written above.

                                        FIRST NATIONAL BANK OF OMAHA


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        SUMMIT HOTEL PROPERTIES, LLC,
                                        a South Dakota limited liability
                                        company, by its Company Manager,
                                        THE SUMMIT GROUP, INC.


                                        By: /s/ Kerry W. Boekelheide
                                            ------------------------------------
                                            Kerry W. Boekelheide,
                                            President

Acknowledged, accepted and consented to this 1st day of OCTOBER, 2004 by:

THE SUMMIT GROUP, INC.


By: /s/ Kerry W. Boekelheide
    ---------------------------------
    Kerry W. Boekelheide, President


                                        3